UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2013

Nielsen Holdings N.V.

The Nielsen Company B.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-35042 333-142546-29	98-0662038 98-0366864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway New York, New York 10003 (646) 654-5000	Diemerhof 2 1112 XL Diemen The Netherlands +31 20 398 8777

(Address of principal executive offices)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 8, 2013, Nielsen Holdings N.V., a Dutch public company with limited liability (naamloze vennootschap) (“Nielsen”), received a request for additional information and documentary materials (a “Second Request”) from the Federal Trade Commission (“FTC”) regarding the proposed merger of TNC Sub I Corporation, a Delaware corporation and wholly-owned subsidiary of Nielsen (“Merger Sub”), with and into Arbitron Inc., a Delaware corporation (“Arbitron”). Arbitron also received a similar Second Request. The Second Requests were issued under the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”). The effect of the Second Requests is to extend the waiting period imposed by the HSR Act until 30 days after Nielsen and Arbitron have substantially complied with the Second Requests, unless that period is extended voluntarily by the parties or terminated sooner by the FTC. Nielsen intends to respond expeditiously to the Second Request and continue to work cooperatively with the FTC in connection with this review. Completion of the acquisition remains subject to the expiration or termination of the waiting period under the HSR Act, customary closing conditions and approval by Arbitron’s stockholders.

Forward-Looking Statements:

This written communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as ‘will’, ‘expect’, ‘should’, ‘could’, ‘shall’ and similar expressions. These statements are subject to risks and uncertainties concerning Nielsen’s proposed acquisition of Arbitron and actual results and events could differ materially from what presently is expected. The potential risks and uncertainties include the possibility that the transaction will not close or that the closing may be delayed; the possibility that Arbitron may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; general economic conditions; conditions in the markets Nielsen and Arbitron are engaged in; behavior of customers, suppliers and competitors (including their reaction to the transaction); technological developments; as well as legal and regulatory rules affecting Nielsen’s and Arbitron’s business and specific risk factors discussed in other releases and public filings made by Nielsen and Arbitron (including their respective filings with the SEC). This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of this written communication, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events, or other factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2013

NIELSEN HOLDINGS N.V. THE NIELSEN COMPANY B.V.

By:	/s/ James W. Cuminale
Name:	James W. Cuminale
Title:	Chief Legal Officer